Exhibit 10.1

SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT (this “Agreement”), entered into as of the 24th day of August 2011 (the “Effective Date”), is made by and among La Jolla Pharmaceutical Company, a Delaware corporation (the “Company”), and the undersigned parties (each a “Holder” and collectively the “Holders”).

WHEREAS, the Company and the Holders entered into a Securities Purchase Agreement dated as of May 24, 2010 (the “Securities Purchase Agreement”);

WHEREAS, the Company and the Holders entered into a Consent and Amendment Agreement dated as of March 29, 2011 (the “Consent and Amendment Agreement”), amending certain of the rights and obligations of the parties arising under the Securities Purchase Agreement;

WHEREAS, the Company and the Holders entered into an Amendment Agreement dated as of June 30, 2011 (the “First Amendment Agreement”), amending certain of the rights and obligations of the parties arising under the Securities Purchase Agreement and New Certificate of Designations (as defined in the Consent and Amendment Agreement);

WHEREAS, the Company and the Holders now wish to enter into this Agreement to provide the Company with additional working capital to sustain its operations as the Company continues to pursue a Strategic Transaction, as defined in the New Certificate of Designations;

WHEREAS, the undersigned Holders represent the Requisite Holders, as defined in the New Certificate of Designations, required to enter into this Agreement and to waive certain rights under the New Certificate of Designations.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement, as may have been modified by the Consent and Amendment Agreement.

2. Representations and Warranties of the Company. The Company hereby represents and warrants that all representations and warranties of the Company made pursuant to the Securities Purchase Agreement not herein amended, or previously amended, are true and accurate in all material respects as if made as of the date hereof, except with respect to those representations and warranties in the Securities Purchase Agreement that speak as of an earlier date, which shall be true and accurate in all material respects as of such earlier date.

3. Representations and Warranties of the Holders. Each of the Holders hereby represents and warrants to the Company that, with respect solely to itself and not with respect to any other Holder, each Holder has the requisite power and authority to enter into and perform the Agreement, and if the Holder is an entity, such Holder is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

4. Waiver under New Certificate of Designations.

(a)	The Series C-1[1] Convertible Preferred Stock and Series C-2[1] Convertible Preferred Stock (as defined in the New Certificate of Designations), shall not be entitled to accrue any dividends under Article III.A. of the New Certificate of Designations for the period from September 1, 2011 through October 31, 2011 (the “Third No Dividend Period”) and the undersigned Holders hereby consent to the foregoing waiver of rights pursuant to Article XIII.G. of the New Certificate of Designations.

5. Covenants of Company.

(a)	For the period from September 1, 2011 through October 31, 2011 (the “Continued Reduction Period”), the Company hereby agrees to continue the reduced work hours of Dr. Deirdre Gillespie, Chief Executive Officer, by 50%, with a corresponding continued reduction in salary of $36,660 over the Continued Reduction Period, and to continue the reduced work hours of Gail Sloan, Chief Financial Officer, by 20%, with a corresponding continued reduction in salary of $7,178 over the Continued Reduction Period (each such continued reduction, a “Continued Reduced Salary Amount”), in each such case, with the continued reduction in hours and pay to continue for the duration of the Continued Reduction Period. Concurrent with the execution and delivery of this Agreement, Dr. Gillespie and Ms. Sloan shall deliver to the Company consents agreeing to the foregoing Continued Reduced Salary Amounts.

6. Covenants of the Holders.

(a)	The undersigned Holders hereby agree, severally but not jointly, from the date hereof until the later of (i) the date of consummation of a Strategic Transaction, or (ii) three months from the date of this Agreement, to purchase any or all of the outstanding Series C-1[1] Convertible Preferred Stock or Series C-2[1] Convertible Preferred Stock held by any of Dr. Gillespie, Ms. Sloan or Mr. Bryson (the “Employees”), upon their respective written request once they are no longer employees of the Company (as so requested, the “Redeemed Securities”). The Redeemed Securities will be redeemed in an amount equal to the “Face Amount” of such securities that are so tendered (as defined in the New Certificate of Designations). The Holders’ obligations under this Section 6(a) shall be pro rata based on their relative ownership of the New Preferred Stock as of the Effective Date of this Agreement. In delivering the Redeemed Securities under this Section 6(a), each tendering Employee shall also be required to transfer an equal proportion of each of the Cash Warrants and Cashless Warrants held by such tendering Employee.

(b)	If, as of September 2, 2011, the Company continues to actively pursue the consummation of a Strategic Transaction (as determined by the Requisite Holders, in their sole discretion), then, on or before September 6, 2011, the Holders shall pay to the Company an amount, to be determined at such time by such Requisite Holders, to continue to fund the Company’s operations through at least September 30, 2011 (the “Payment”), with each Holder to pay its respective pro rata portion of the Payment.

(c)	If, as of September 26, 2011, the Company continues to actively pursue the consummation of a Strategic Transaction (as determined by the Requisite Holders, in their sole discretion), then, on or before September 30, 2011, the Holders shall pay to the Company an amount, to be determined at such time by such Requisite Holders, to continue to fund the Company’s operations through at least October 31, 2011 (the “October Payment”), with each Holder to pay its respective pro rata portion of the October Payment.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the transactions contemplated hereby.

8. Specific Performance; Consent to Jurisdiction; Venue.

(a)	The Company and the Holders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement (including the agreements and instruments amended hereby) (collectively, the “Transaction Documents”) were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof without the requirement of posting a bond or providing any other security, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b)	The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in San Diego, California, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that California is not the proper venue. The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of California. The Company and each Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8 shall affect or limit any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. In addition, the prevailing party in any dispute arising under this Agreement shall be entitled to recover its fees and expenses, including, without limitation, all reasonable attorneys’ fees and expenses.

9. Entire Agreement; Amendment. This Agreement, including the schedules and exhibits attached hereto, the Consent and Amendment Agreement, the First Amendment Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, neither the Company nor any Holder make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended on behalf of all Holders other than by a written instrument signed by the Company and the Requisite Holders. In addition to the foregoing, no provision of this Agreement may be amended to increase the financial obligations of any Holder under this Agreement other than by a written instrument signed by such Holder. Nothing provided in this Section 9 shall limit an individual Holder’s right to waive or amend any provision of this Agreement on its own behalf. The Holders acknowledge that any waiver effected in accordance with this Section 9 shall be binding upon each Holder (and their permitted assigns) and the Company, including, without limitation, a waiver that has an adverse effect on any or all Holders. The Company and the undersigned holders agree that the Employees are third party beneficiaries under Section 6(a) of this Agreement and shall have the rights to enforce that section of this Agreement as if they were a party to this Agreement.

10. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or by telecopy, electronic mail or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:

La Jolla Pharmaceutical Company
4370 La Jolla Village Drive, Suite 400
San Diego, CA 92122
Attention: Deirdre Gillespie
Telephone No.: (858) 452-6600
Email address: deirdre.gillespie@ljpc.com

with copies to:

Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111
Attention: Ryan Murr
Telephone No.: (415) 315-6395
Facsimile No.: (415) 315-6026
Email address: Ryan.Murr@ropesgray.com

If to any Holder:

At the address of such Holder set forth on the signature page to this Agreement, with copies to Holder’s counsel, if any, as set forth on the signature page or as specified in writing by such Holder.

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

11. Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

12. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not be deemed to limit or affect any of the provisions hereof.

13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

14. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

16. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

17. Disclosure of Transaction. The Company shall file with the SEC a Current Report on Form 8-K describing the material terms of the transactions contemplated hereby, with such filing to be made no later than 9:30 a.m. (Eastern Time) on the first Trading Day following the date of this Agreement. The Company will provide representatives from Tang Capital Partners, LP and Boxer Capital, LLC with the opportunity to review and approve the Form 8-K prior to filing, which approval will not be unreasonably withheld.

18. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

19. Further Assurances. From and after the date of this Agreement, upon the request of the Holders or the Company, the Company and each Holder shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other Transaction Documents.

20. Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder under any Transaction Documents are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under any Transaction Documents. Nothing contained herein or in any other Transaction Documents, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Holder confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

21. Force Majeure. Notwithstanding any provision herein to the contrary, the failure of any party to timely satisfy obligations hereunder shall be excused to the extent that (i) such failure follows the occurrence of a Force Majeure Event (defined below), and (ii) such Force Majeure Event has materially adversely affected the ability of such party (or its agents, including banks, transfer agents, and clearinghouses) to perform hereunder. A failure to perform shall be excused only for so long as the Force Majeure Event continues to materially adversely affect such person’s ability to perform. For purposes of this Section, “Force Majeure Event” shall mean the occurrence of any of the following events: (a) trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the SEC or FINRA; (b) a general banking moratorium shall have been declared by any of federal, New York or California authorities; (c) an act of war, terrorism or hostility shall have occurred, or (d) a strike, fire, flood, earthquake, accident or other calamity or Act of God shall have occurred.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment Agreement to be duly executed by their respective authorized officers as of the date first above written.

LA JOLLA PHARMACEUTICAL COMPANY

By: Name: Title:	/s/ Gail A. Sloan Gail A. Sloan Chief Financial Officer and Secretary

[SIGNATURE PAGES CONTINUE]

[HOLDER SIGNATURE PAGES TO SECOND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Tang Capital Partners, LP

Signature of Authorized Signatory of Holder: /s/ Kevin Tang

Name of Authorized Signatory: Kevin Tang
Title of Authorized Signatory: Managing Director of Tang Capital Management, LLC, General Partner

Email Address of Holder: jlemkey@tangcapital.com

Fax Number of Holder: 858 200 3837

Address for Notice of Holder:

4401 Eastgate Mall

San Diego, CA 92121

Address for Delivery of Securities for Holder (if not same as address for notice):

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[HOLDER SIGNATURE PAGES TO SECOND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: The Haeyoung and Kevin Tang Foundation, Inc.

Signature of Authorized Signatory of Holder: /s/ Kevin Tang

Name of Authorized Signatory: Kevin Tang
Title of Authorized Signatory: President

Email Address of Holder: jlemkey@tangcapital.com

Fax Number of Holder: 858 200 3837

Address for Notice of Holder:

4401 Eastgate Mall

San Diego, CA 92121

Address for Delivery of Securities for Holder (if not same as address for notice):

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[HOLDER SIGNATURE PAGES TO SECOND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Boxer Capital, LLC

Signature of Authorized Signatory of Holder: /s/ Chris Fuglesang

Name of Authorized Signatory: Chris Fuglesang
Title of Authorized Signatory: Member, Counsel

Email Address of Holder: cfuglesang@tavistock.com

Fax Number of Holder: 858 400 3101

Address for Notice of Holder:

445 Marine View Ave 100

Del Mar, CA 92014

Address for Delivery of Securities for Holder (if not same as address for notice):

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[HOLDER SIGNATURE PAGES TO SECOND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: MVA Investors, LLC

Signature of Authorized Signatory of Holder: /s/ Chris Fugelsang

Name of Authorized Signatory: Chris Fuglesang
Title of Authorized Signatory: President

Email Address of Holder: cfuglesang@tavistock.com

Fax Number of Holder: 858 400 3101

Address for Notice of Holder:

445 Marine View Ave 100

Del Mar, CA 92014

Address for Delivery of Securities for Holder (if not same as address for notice):

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[HOLDER SIGNATURE PAGES TO SECOND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: RTW Investments, LLC

Signature of Authorized Signatory of Holder: /s/ Roderick Wong

Name of Authorized Signatory: Roderick Wong

Title of Authorized Signatory: Managing Member

Email Address of Holder: sloughran@rtwfunds.com

Fax Number of Holder: 646 597 6998

Address for Notice of Holder:

1350 Avenue of the Americas, 28th Floor, Suite 2801

New York, NY 10019

Address for Delivery of Securities for Holder (if not same as address for notice):

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]